Acquisition-related charges	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisition-related charges
Acquisition-related charges
National acquisition
On September 23, 2011, we completed the acquisition of National by acquiring all issued and outstanding common shares in exchange for total consideration of $6.56 billion. We recognized $3.528 billion of goodwill, which was applied to the Analog segment. None of the goodwill related to the National acquisition was deductible for tax purposes.

We incurred various costs as a result of the acquisition of National that are included in Other consistent with how management measures the performance of its segments. These total acquisition-related charges are as follows:

	For Years Ended December 31,
	2012	2011
Distributor contract termination	$21	$—
Inventory related	—	96
Property, plant and equipment related	—	15
As recorded in COR	21	111
Amortization of intangible assets	325	87
Retention bonuses	57	46
Stock-based compensation	17	50
Severance and other benefits:
Employment reductions announced at closing	16	29
Change of control	—	41
Transaction and other costs	35	62
As recorded in Acquisition charges	450	315
Total acquisition-related charges	$471	$426

In 2011, we discontinued using one of National’s distributors. We acquired the distributor’s inventory at fair value, resulting in an incremental charge of $21 million to COR upon sale of the inventory in 2012.

At acquisition, we recognized costs associated with the adjustments to write up the value of acquired inventory and property, plant and equipment to fair value. These costs are in addition to the normal expensing of the acquired assets based on their carrying or book value prior to the acquisition. The total fair-value write-up of $96 million for the acquired inventory was expensed as that inventory was sold. The total fair-value write-up for the acquired property, plant and equipment was $436 million. In the fourth quarter of 2011, depreciation was $15 million. It continues at a declining rate and is no longer separately disclosed as an acquisition-related charge.

The amount of recognized amortization of acquired intangible assets resulting from the National acquisition is based on estimated useful lives varying between two and ten years. See Note 10 for additional information.

Retention bonuses reflect amounts already or expected to be paid to former National employees who fulfill agreed-upon service period obligations and are recognized ratably over the required service period.

Stock-based compensation was recognized for the accelerated vesting of equity awards upon the termination of employees, with additional compensation being recognized over the applicable vesting period for the remaining grantees.

Severance and other benefits costs were for former National employees who were terminated after the closing date. These costs totaled $70 million for the year ended December 31, 2011, with $41 million in charges related to change of control provisions under existing employment agreements and $29 million in charges for announced employment reductions affecting about 350 jobs. All of these jobs were eliminated by the end of 2012 as a result of redundancies and cost efficiency measures, with approximately $16 million of additional expense recognized in 2012. Of the $86 million in cumulative charges recognized through December 31, 2012, $65 million was paid in 2012 and $14 million was paid in 2011.

Transaction and other costs include various expenses incurred in connection with the National acquisition. In 2011, we also incurred bridge financing costs.

In conformance with Accounting Standards Codification (ASC) 805 – Business Combinations, the following unaudited summaries of pro forma combined results of operation for the years ended December 31, 2011 and 2010, give effect to the acquisition as if it had been completed on January 1, 2010. These pro forma summaries do not reflect any operating efficiencies, cost savings or revenue enhancements that may be achieved by the combined companies. In addition, certain non-recurring expenses, such as restructuring charges and retention bonuses, are not reflected in the pro forma summaries. These pro forma summaries are presented for informational purposes only and are not indicative of what the actual results of operations would have been had the acquisition taken place as of that date, nor are they indicative of future consolidated results of operations.

	For Years Ended December 31,
	2011	2010
	(Unaudited)
Revenue	$14,805	$15,529
Net income	2,438	3,218
Earnings per common share – diluted	$2.05	$2.61

Other acquisitions
In October 2010, we acquired our first semiconductor manufacturing site in China, located in the Chengdu High-tech Zone. This acquisition, which was recorded as a business combination, used net cash of $140 million. As contractually agreed, we made an additional payment of $35 million to the seller in October 2011.

In August 2010, we completed the acquisition of two wafer fabs and equipment in Aizu-Wakamatsu, Japan, for net cash of $130 million. The acquisition of the fabs and related 200-millimeter equipment was recorded as a business combination for net cash of $59 million. We also settled a contractual arrangement with a third party for our benefit for net cash of $12 million, which was recorded as a charge in COR in Other. Additionally, we incurred acquisition-related costs of $1 million, which were recorded in SG&A. This acquisition also included 300-millimeter production tools, which we recorded as a capital purchase for net cash of $58 million.

The results of operations for these acquisitions have been included in our financial statements from their respective acquisition dates. Operating results for transitional supply agreements are included in Other. Pro forma financial information for these acquisitions would not be materially different from amounts reported.